                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): November 29, 2005 (November 22, 2005)
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                           BANCORP RHODE ISLAND, INC.
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             (Exact name of registrant as specified in its charter)

                                  Rhode Island

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                 (State or other jurisdiction of incorporation)

333-33182                                                               05-0509802
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(Commission File Number)                            (IRS Employer Identification Number)

              One Turks Head Place, Providence, Rhode Island 02903
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                    (Address of principal executive offices)

                                 (401) 456-5000
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

ITEM 5.02.      APPOINTMENT OF PRINCIPAL OFFICER

On November 22, 2005, Michael J. Hebert, 29, was appointed Principal  Accounting
Officer of Bancorp Rhode Island,  Inc. (the "Registrant") and Bank Rhode Island,
the Registrant's wholly owned subsidiary (the "Bank").  Mr. Hebert has served as
Senior Vice President and Controller of the Bank since September 2005.  Prior to joining the Bank, Mr. Hebert was with  PricewaterhouseCoopers  LLP in Boston, MA as an  assurance  manager.  Mr.  Hebert  holds a  bachelor's  degree in Business
Administration from Bryant University with a concentration in Accounting, and is a Certified Public Accountant.

Effective  November 28, 2005, Jeffrey W. Angus, 50, was appointed Vice President of the Registrant and Executive  Vice President and Chief  Operating  Officer of
the Bank.  Mr. Angus  previously  served as senior vice president of information systems and as a corporate officer at New England Business Service in Groton, MA from 1998 to 2004 and attended Rhode Island College and Bryant  University.  Mr.
Angus will earn an annual  salary of $218,000,  be eligible to receive  payments under any incentive compensation or bonus program as in effect from time to time and  participate in any and all employee  benefit plans  generally  available to full-time  employees of the Bank. He will also be entitled to an annual  benefit of $50,000  under the  Bank's  Supplemental  Executive  Retirement  Plan,  which benefit is subject to Mr. Angus'  insurability  and will vest at the rate of 20%
per year  commencing  on November  28,  2010.  In  addition,  Mr.  Angus will be entitled to receive  severance  equal to nine month's of his base salary  unless his separation is for cause.  Upon  termination  in connection  with a change in control,  Mr.  Angus is entitled to receive an amount equal to two times the sum of his then current  base salary plus his annual cash bonus.  The Bank is in the process of finalizing Mr. Angus' employment agreement.

ITEM 9.01.       FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         None.

                                   SIGNATURES

     Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, as amended,  the  Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     BANCORP RHODE ISLAND, INC.

                                                     By:      /s/ Linda H. Simmons
                                                        -----------------------------------------------
                                                                  Linda H. Simmons
                                                                  Chief Financial officer and Treasurer

Date:  November 29, 2005